united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/21

ITEM 1. REPORTS TO SHAREHOLDERS.

Empiric 2500

Fund

Annual Report

September 30, 2021

Fellow Shareholders,

The NAV of the Fund’s Class “A” shares on September 30th, 2021 was $60.07 per share. Cumulative and annualized returns are below.

	Class A	Class A
	(No Sales	(Max 5.75%
Ended 03.31.21	Charges)	Charge	Class C	Benchmark[1]
Annual Returns %
Since Inception (A)	9.81%	9.56%	—	10.05%
Since Inception (C)	—	—	6.83%	10.59%
Last 10 Years	13.34%	12.67%	12.48%	16.63%
Last 5 Years	15.89%	14.53%	15.02%	14.20%
Short-term Returns %
Last 3 Months	-4.36%	-9.86%	-4.55%	-2.61%
Last 6 Months	1.03%	-4.79%	.65%	2.79%
Last 12 Months	42.05%	33.84%	40.99%	46.19%
Net Expense Ratio	1.96%	—	2.71%	—

[1]	Prior to 09/30/2013, the Benchmark Index is the S&P 500. For periods after 09/30/2013, the Benchmark Index is the Bloomberg 2500 Total Return Index. For comparisons periods that straddle 09/30/2013, we use the S&P 500. For periods after 09/30/2013, we use the Bloomberg 2500 Total Return Index.

Performance data quoted represents past performance which does not guarantee future results. Investment returns and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. To obtain performance to the most recent month-end, please call 1.800.880.0324, or visit our website at www.EmpiricFunds.com. Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Performance data shown with Max 5.75% charge reflects the maximum sales charge. Performance data shown with no sales charges does not reflect current maximum sales charge. Had the sales charges been included, the Fund’s returns would have been lower. Inception date for the Class A shares is 11/06/1995 and for the Class C shares 10/07/2005.

7369-NLD-11022021

The COVID-19 pandemic has wrought many changes in the last 20 months—debilitating and frightening illnesses, loss of friends and family, and lockdowns. On top of those disruptions, COVID-19 has had pronounced impacts on government spending, Federal Reserve policy, and inflation. Parts of our economy have stalled or turned upside down.

As we begin to pull out from the second cycle of the pandemic, it’s time to look at how measures taken to stabilize the economy could have effects that last for months or years.

Stimulus has been significant

Since COVID-19 took root in the US in March 2020, the federal government has enacted six major bills costing about $5.3 trillion to help families and businesses. These include direct payments to families, unprecedented extensions of unemployment benefits, and massive loans and financial support to businesses.

More is coming. The US Senate passed a $1 trillion infrastructure bill in August, although the House has not yet passed it and sent the bill to President Biden. The federal budget negotiations for FY2022 include the Build Back Better Act, which could inject another $1.5 trillion to $3.5 trillion in various forms of economic stimulus, depending on where Congress comes down in a final agreement.

Monetary policy was aggressively used at the same time as the spending taps were opened. The Federal Reserve has bought bonds at an accelerating pace, continuing a trend that began in the depths of the housing-led financial crisis of 2008-09. The Federal Reserve balance sheet has risen from about $900 billion in 2008 to about $8.6 trillion today. Some of the stimulus has been appropriate and necessary, but some has been in excess and now appears to be contributing to rising inflation.

Inflation is rising

Nobel Prize-winning economist Milton Friedman famously said, “Inflation is always and everywhere a monetary phenomenon in the sense that it is and can be produced only by a more rapid increase in the quantity of money than output.” Not surprisingly, we now have inflation.

The Federal Reserve calls it “transitory,” but our bet is that it will last a while. The latest read for the Consumer Price Index (year-over-year, September) showed prices rising 5.4%, a level that hasn’t been reached in 30 years. The Fed’s favorite inflation index, Core PCE (Personal Consumption Expenditure Core Deflator), has risen in the last three months at a 5.7% annualized rate. We can feel this inflation; it is tangible in automobiles, energy, food, and most especially in housing prices.

The problems with supply chains that are in the news today are one symptom (and a cause) of rising inflation. To simplify the situation greatly, people whose jobs have not evaporated during the pandemic have money to spend because the government has propped up their bank accounts. But they can’t as easily spend it in the ways they have been accustomed to such as eating at restaurants, flying to vacation destinations, or buying lunch at the office. In many cases, they are buying furniture and fixing up their homes—and the result is a wait of eight months for a couch. When couches are in high demand, the price goes up. Or as Milton Friedman says, the quantity of money is rising faster than output.

7369-NLD-11022021

Bond yields are likely too low

Bond yields are directly influenced by inflation. Since a bond’s interest rate payment to the bondholder is fixed over the term of the issue, a period of higher inflation hurts the price of a bond. The 10-year Treasury bond currently yields slightly below 1.6%. This is not an attractive rate of return, especially with inflation running more than three times higher over the past year.

As the yield on bonds became less attractive, people bought more equities. Though equities are riskier, they present the potential of beating the inflation rate. Stocks are reasonable today because interest rates are so low. If rates rise, as we think they will, investors will start to shift back into bonds and away from stocks.

There’s another factor that comes up when interest rates are very low, as they have been for many years. When inflation and interest rates are low, investors prefer growth stocks, which have payoffs in the future, over cheaper value stocks. Thanks to an accommodative Fed who have produced extraordinarily low interest rates, markets have preferred growth stocks since about 2008.

As inflation and interest rates rise, however, the long payoff potential of a growth stock becomes less valuable today. Will the rise in interest rates shift investors’ preferences to value stocks? We do not have an answer yet.

But recent evidence suggests that an inflection point might be approaching. For the 4th quarter of 2020 and the 1st quarter of 2021, the Bloomberg 2500 Value Index trounced the Bloomberg 2500 Growth Index. For the next two quarters, value and growth were roughly even. For the 12 months ending on September 30, 2021, value was up 62.50% while growth was up 37.06%. (Both numbers are extraordinarily good performance.)

We think it is highly likely interest rates will rise, given that inflation for the last year has been near 6%. Additionally, the Fed has announced plans to taper its purchases of bonds, maybe beginning in November. The short-term Fed funds rate is also expected to start rising by the middle of 2022.

A more cautious monetary policy would make sense if the US economy were moving from the robust recovery from COVID-19 to more of a mid-cycle environment that is driven by the traditional factors of consumer spending, corporate profits, and productivity growth. The Fed’s forecast is that US GPD growth will be 6.0% in 2021, and then 3.8% in 2022 and 3.0% in 2023. Stimulative monetary policy will be less necessary and could be harmful if it keeps the fuel on the fire that seems to be generating inflation.

As the economy shifts, so does our investment focus. We are long-term investors, and we do not turn over portfolios to chase a hot sector. But when major economic factors such as inflation accelerate, we know from history that certain reactions are likely to happen in the market. We are watching those factors very closely right now.

7369-NLD-11022021

The Empiric 2500 Fund invests in both growth and value stocks. Our strategy can be described as “Growth at a Reasonable Price,” known as GARP. If we are correct that interest rates do rise, we will be putting less emphasis on Growth and more on Reasonable Price. Stayed tuned.

We appreciate our shareholders investing along with us.

Respectfully submitted,

Mark A Coffelt, CFA	Loren M Coffelt

TOP CONTRIBUTORS	TOP DETRACTORS
to Performance	from Performance
Robert Half International, Inc.	Neuronetics Inc
LPL Financial Holdings Inc	Core Laboratories N.V.
Shutterstock Inc	Shake Shack Inc
TriNet Group, Inc.	TPI Composites Inc
Interpublic Group of Cos., Inc.	Zynga Inc

7369-NLD-11022021

Empiric 2500 Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2021

Average Annual Total Return through September 30, 2021*, as compared to its benchmarks:

	1 Year Return	5 Year Return	10 Year Return	Since Inception (a)
Empiric 2500 Fund Class A	42.05%	15.89%	13.34%	9.81%
Empiric 2500 Fund Class A with Load (b)	33.84%	14.53%	12.67%	9.56%
Bloomberg US 2500 Total Return Index(c)	46.19%	14.20%	15.48%	N/A

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor and the Trust, with respect to the Fund, entered into an Expense Limitation Agreement under which the Advisor contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary so that total annual operating expenses, excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage fees and commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses (such as litigation), did not exceed 2.24% for Class A of the Fund’s average daily net assets through January 31, 2021. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424. The Fund’s expense ratio, as of the February 1, 2021 prospectus, is 2.13% for Class A shares. For more current information on the Fund’s expense ratio, please see the Financial Highlights.

(a)	Empiric 2500 Fund Class A commenced operations on November 6, 1995.

(b)	Class A shares are subject to a maximum sales load of 5.75%, which decreases depending on the amount invested and a maximum deferred sales charge of 1.00%.

(c)	The Bloomberg US 2500 Total Return Index is a float market-cap-weighted benchmark of the lower 2500 in capitalization of the Bloomberg US 3000 Index. This index is not available back to the inception of Class A shares. Investors cannot invest directly in an index. The Fund has adopted the Bloomberg US 2500 Total Return Index as its primary broad-based securities market index because Fund management believes it aligns with the asset composition of the Fund and is available without payment of a significant licensing fee, which is required by the owner of the Fund’s prior primary broad-based securities market index.

Comparison of the Change in Value of a $10,000 Investment

Empiric 2500 Fund

PORTFOLIO REVIEW (Unaudited) (Continued)

September 30, 2021

Average Annual Total Return through September 30, 2021*, as compared to its benchmarks:

	1 Year Return	5 Year Return	10 Year Return	Since Inception (a)
Empiric 2500 Fund Class C	40.99%	15.02%	12.48%	6.83%
Bloomberg US 2500 Total Return Index(b)	46.19%	14.20%	15.48%	N/A

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor and the Trust, with respect to the Fund, entered into an Expense Limitation Agreement under which the Advisor contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary so that total annual operating expenses, excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage fees and commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses (such as litigation), did not exceed 2.99% for Class C of the Fund’s average daily net assets through January 31, 2021. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424. The Fund’s expense ratio, as of the February 1, 2021 prospectus, is 2.88% for Class C shares. For more current information on the Fund’s expense ratio, please see the Financial Highlights.

(a)	Empiric 2500 Fund Class C commenced operations on October 7, 2005.

(b)	The Bloomberg US 2500 Total Return Index is a float market-cap-weighted benchmark of the lower 2500 in capitalization of the Bloomberg US 3000 Index. This index is not available back to the inception of Class C shares. Investors cannot invest directly in an index. The Fund has adopted the Bloomberg US 2500 Total Return Index as its primary broad-based securities market index because Fund management believes it aligns with the asset composition of the Fund and is available without payment of a significant licensing fee, which is required by the owner of the Fund’s prior primary broad-based securities market index.

Comparison of the Change in Value of a $10,000 Investment

Empiric 2500 Fund

Portfolio Weightings (Unaudited)

September 30, 2021

The percentages in the above chart are based on the portfolio holdings as a percentage of net assets of the Fund as of September 30, 2021 and are subject to change.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS
September 30, 2021

Shares		Fair Value

	COMMON STOCKS - 98.1%
	ADVERTISING & MARKETING - 2.4%
19,563	Interpublic Group of Cos., Inc.	$717,375

	AEROSPACE & DEFENSE - 0.9%
6,529	Aerojet Rocketdyne Holdings, Inc.	284,338

	APPAREL & TEXTILE PRODUCTS - 0.0%
32	Carter’s, Inc.	3,112

	ASSET MANAGEMENT - 4.1%
7,700	Ares Management Corp.	568,491
4,250	LPL Financial Holdings, Inc.	666,230
		1,234,721
	BEVERAGES - 1.7%
1,307	Coca-Cola Consolidated, Inc.	515,193

	BIOTECH & PHARMA - 5.5%
3,487	Bridgebio Pharma, Inc. *	163,436
3,105	Guardant Health, Inc. *	388,156
8,166	Halozyme Therapeutics, Inc. *	332,193
4,201	Horizon Therapeutics plc *	460,177
537	Neurocrine Biosciences, Inc. *	51,504
2,410	Twist Bioscience Corp. *	257,798
		1,653,264
	CHEMICALS - 2.2%
1,988	Avery Dennison Corp.	411,934
84,012	Marrone Bio Innovations, Inc. *	75,695
2,273	RPM International, Inc.	176,498
		664,127
	COMMERCIAL SUPPORT SERVICES - 6.7%
3,545	AMN Healthcare Services, Inc. *	406,789
4,205	Brink’s Co.	266,176
9,910	Robert Half International, Inc.	994,270
3,836	TriNet Group, Inc. *	362,809
		2,030,044
	CONSTRUCTION MATERIALS - 0.1%
1,813	Forterra, Inc. *	42,714

	CONTAINERS & PACKAGING - 2.8%
6,641	Berry Global Group, Inc. *	404,304
4,288	Crown Holdings, Inc.	432,145
		836,449
	E-COMMERCE DISCRETIONARY - 0.6%
10,819	CarParts.com, Inc. *	168,885

	ELECTRICAL EQUIPMENT - 3.9%
2,529	A. O. Smith Corp.	154,446
2,433	Chase Corp.	248,531
1,677	Generac Holdings, Inc. *	685,339
437	Hubbell, Inc.	78,953
		1,167,269

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

Shares		Fair Value

	COMMON STOCKS - 98.1% (Continued)
	ENGINEERING & CONSTRUCTION - 2.1%
2,430	Installed Building Products, Inc.	$260,374
3,412	Quanta Services, Inc.	388,354
		648,728
	ENTERTAINMENT CONTENT - 0.9%
182	Sciplay Corp. *	3,766
34,098	Zynga, Inc. *	256,758
		260,524
	GAS & WATER UTILITIES - 0.1%
838	Global Water Resources, Inc.	15,687

	HEALTHCARE FACILITIES & SERVICES - 6.0%
982	Amedisys, Inc. *	146,416
435	Chemed Corp.	202,327
5,044	Henry Schein, Inc. *	384,151
1,511	Medpace Holdings, Inc. *	286,002
1,705	Molina Healthcare, Inc. *	462,584
49,122	Neuronetrics, Inc. *	322,240
		1,803,720
	HOME & OFFICE PRODUCTS - 0.7%
1,087	Whirlpool Corp.	221,596

	INDUSTRIAL SUPPORT SERVICES - 2.2%
1,880	United Rentals, Inc. *	659,748

	INSURANCE - 2.8%
2,394	Assurant, Inc.	377,654
509	Palomar Holdings, Inc. *	41,142
2,769	Primerica, Inc.	425,401
		844,197
	INTERNET MEDIA & SERVICES - 2.2%
5,839	Shutterstock, Inc.	661,675

	LEISURE FACILITIES & SERVICES - 4.5%
249	Caesars Entertainment, Inc. *	27,958
6,036	Dine Brands Global, Inc. *	490,183
4,996	Shake Shack, Inc. *	391,986
1,394	Vail Resorts, Inc. *	465,666
		1,375,793
	LEISURE PRODUCTS - 2.5%
7,460	OneWater Marine, Inc.	299,967
3,876	Polaris, Inc.	463,802
		763,769
	MACHINERY - 2.7%
3,496	Lincoln Electric Holdings, Inc.	450,250
3,872	Toro Co.	377,171
		827,421

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

Shares		Fair Value

	COMMON STOCKS - 98.1% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 9.9%
18,175	Axogen, Inc. *	$287,165
8,068	Bruker Corp.	630,111
7,579	Cardiovascular Systems, Inc. *	248,819
739	Castle Biosciences, Inc. *	49,144
6,486	Fluidigm Corp. *	42,743
6,429	Globus Medical, Inc. *	492,590
1,007	Penumbra, Inc. *	268,366
1,283	Quidel Corp. *	181,095
7,128	Surmodics, Inc. *	396,317
8,412	Vericel Corp. *	410,506
		3,006,856
	OIL & GAS PRODUCERS - 0.4%
640	Murphy USA, Inc.	107,046

	OIL & GAS SERVICES & EQUIPMENT - 1.3%
13,862	Core Laboratories N.V.	384,671

	PUBLISHING & BROADCASTING - 0.3%
500	Nextstar Media Group, Inc.	75,980

	REAL ESTATE SERVICES - 0.3%
2,384	eXp World Holdings, Inc.	94,812

	RENEWABLE ENERGY - 1.0%
84	Enphase Energy, Inc. *	12,597
8,889	TPI Composites, Inc. *	300,004
		312,601
	RETAIL-CONSUMER STAPLES - 2.4%
6,800	BJ’s Wholesale Club Holdings, Inc. *	373,456
1,935	Casey’s General Stores, Inc.	364,650
		738,106
	RETAIL-DISCRETIONARY - 1.4%
352	RH *	234,752
1,125	Williams-Sonoma, Inc.	199,496
		434,248
	SEMICONDUCTORS - 3.2%
1,607	Marvell Technology, Inc.	96,918
5,476	Semtech Corp. *	426,964
4,064	Teradyne, Inc.	443,667
15	Universal Display Corp.	2,564
		970,113
	SOFTWARE - 11.1%
13,376	Agilysys, Inc. *	700,367
20,375	American Software, Inc.	483,906
1,196	Avaya Holdings Corp. *	23,669
16,206	Calix, Inc. *	801,063
357	CDK Global, Inc.	15,190
8,148	CommVault Systems, Inc. *	613,626
3,704	Domo, Inc. *	312,766

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

Shares		Fair Value

	COMMON STOCKS - 98.1% (Continued)
	SOFTWARE - 11.1% (Continued)
4,186	Envestnet, Inc. *	$335,885
43	New Relic, Inc. *	3,086
1,348	Nuance Communications, Inc. *	74,194
37	Omnicell, Inc. *	5,492
67	Progress Software Corp. *	3,296
		3,372,540
	SPECIALTY FINANCE - 2.1%
290	Credit Acceptance Corp. *	169,737
10,318	Fidelity National Financial, Inc.	467,818
		637,555
	TECHNOLOGY HARDWARE - 2.9%
22,201	Extreme Networks, Inc. *	218,680
20,602	Sonos, Inc. *	666,681
		885,361
	TECHNOLOGY SERVICES - 3.0%
2,728	Euronet Worldwide, Inc. *	347,220
762	Fair Isaac Corp. *	303,223
2,807	TTEC Holdings, Inc.	262,539
		912,982
	TRANSPORTATION & LOGISTICS - 1.2%
225	GXO Logistics, Inc. *	17,649
2,160	Landstar System, Inc.	340,891
225	XPO Logistics, Inc. *	17,906
		376,446

	TOTAL COMMON STOCKS (Cost $17,058,657)	29,709,666

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 1.0%
9,587	Americold Realty Trust	278,502
397	Gaming and Leisure Properties, Inc.	18,389
	TOTAL REITs (Cost $357,818)	296,891

	TOTAL INVESTMENTS IN SECURITIES - 99.1% (Cost $17,416,475)	$30,006,557
	ASSETS IN EXCESS OF LIABILITIES - 0.9%	267,302
	TOTAL NET ASSETS - 100.0%	$30,273,859

PLC - Public Limited Company

REIT - Real Estate Investment Trust

*	Non-Income producing security.

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

ASSETS
Investment securities:
At cost	$17,416,475
At fair value	$30,006,557
Cash and cash equivalents	351,019
Dividends receivable	4,097
Prepaid expenses and other assets	16,416
TOTAL ASSETS	30,378,089

LIABILITIES
Payable for Fund shares repurchased	48,808
Investment advisory fees payable	27,318
Distribution (12b-1) fees payable	444
Payable to related parties	8,203
Accrued expenses and other liabilities	19,457
TOTAL LIABILITIES	104,230
NET ASSETS	$30,273,859

Composition of Net Assets:
Paid in capital	$17,834,557
Accumulated earnings	12,439,302
NET ASSETS	$30,273,859

Net Asset Value Per Share:
Class A Shares:
Net Assets	$28,726,266
Shares of beneficial interest outstanding (a)	478,225
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$60.07
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$63.73

Class C Shares:
Net Assets	$1,547,593
Shares of beneficial interest outstanding (a)	29,492
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$52.48

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2021

INVESTMENT INCOME
Dividends (net of foreign witholding taxes of $63)	$245,488
TOTAL INVESTMENT INCOME	245,488

EXPENSES
Investment advisory fees	311,719
Distribution (12b-1) fees:
Class A	74,102
Class C	15,310
Administration fees	80,016
Management services fees	36,186
Compliance officer fees	20,022
Legal fees	19,194
Audit Fees	12,534
Trustees fees and expenses	12,338
Shareholder service fees	11,373
Printing and postage expenses	9,484
Registration fees	9,175
Custodian fees	4,225
Insurance expense	821
Other expenses	6,208
TOTAL EXPENSES	622,707

NET INVESTMENT LOSS	(377,219)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments	139,015
Net realized gain from redemptions in kind	1,393,458
Net change in unrealized appreciation on investments	8,892,104

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	10,424,577

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,047,358

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2021	September 30, 2020

FROM OPERATIONS
Net investment loss	$(377,219)	$(322,299)
Net realized gain from investments	139,015	3,100,170
Net realized gain from redemptions in kind	1,393,458	251,917
Net change in unrealized appreciation (depreciation) on investments	8,892,104	(470,405)
Net increase in net assets resulting from operations	10,047,358	2,559,383

DISTRIBUTIONS TO SHAREHOLDERS
From distributable earnings:
Class A	(1,962,496)	—
Class C	(114,121)	—
Net decrease in net assets from distributions to shareholders	(2,076,617)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,513,254	366,946
Class C	1,200	1,221
Net asset value of shares issued in reinvestment of distributions:
Class A	1,890,340	—
Class C	110,054	—
Payments for shares redeemed:
Class A	(6,146,123)	(2,284,295)
Class C	(96,954)	(133,374)
Net decrease in net assets from shares of beneficial interest	(1,728,229)	(2,049,502)

TOTAL INCREASE IN NET ASSETS	6,242,512	509,881

NET ASSETS
Beginning of Year	24,031,347	23,521,466
End of Year	$30,273,859	$24,031,347

SHARE ACTIVITY
Class A:
Shares Sold	41,492	9,977
Shares Reinvested	35,863	—
Shares Redeemed	(102,131)	(59,099)
Net decrease in shares of beneficial interest outstanding	(24,776)	(49,122)

Class C:
Shares Sold	24	34
Shares Reinvested	2,376	—
Shares Redeemed	(1,776)	(3,602)
Net increase (decrease) in shares of beneficial interest outstanding	624	(3,568)

See accompanying notes to financial statements.

Empiric 2500 Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class A
	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	September 30,		September 30,		September 30,		September 30,		September 30,
	2021		2020		2019		2018		2017
Net asset value, beginning of year	$45.46		$40.47		$47.39		$36.57		$30.88
Activity from investment operations:
Net investment loss (1)	(0.68)		(0.56)		(0.45)		(0.45)		(0.23)
Net realized and unrealized gain (loss) on investments	19.24		5.55		(6.47)		11.27		5.92
Total from investment operations	18.56		4.99		(6.92)		10.82		5.69
Less distributions from:
Net realized gains	(3.95)		—		—		—		—
Total distributions	(3.95)		—		—		—		—
Net asset value, end of year	$60.07		$45.46		$40.47		$47.39		$36.57
Total return (2)	42.05%		12.33%		(14.62)%		29.59%		18.43%
Net assets, at end of year (000s)	$28,726		$22,865		$22,346		$29,857		$23,644
Ratio of gross expenses to average net assets (3)(4)	1.96%		2.13%		2.02%		1.99%		2.06%
Ratio of net expenses to average net assets after waiver (4)	1.96%		2.13%		2.02%		1.99%		1.98%
Ratio of net investment loss to average net assets (4)(5)	(1.17)%		(1.35)%		(1.08)%		(1.07)%		(0.68)%
Portfolio Turnover Rate	21	% (6)	119	% (6)	50	% (6)	11	% (6)	150%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	In-kind transactions are not included in calculation of turnover.

See accompanying notes to financial statements.

Empiric 2500 Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class C
	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	September 30,		September 30,		September 30,		September 30,		September 30,
	2021		2020		2019		2018		2017
Net asset value, beginning of year	$40.40		$36.24		$42.75		$33.24		$28.28
Activity from investment operations:
Net investment loss (1)	(0.98)		(0.78)		(0.69)		(0.69)		(0.44)
Net realized and unrealized gain (loss) on investments	17.01		4.94		(5.82)		10.20		5.40
Total from investment operations	16.03		4.16		(6.51)		9.51		4.96
Less distributions from:
Net realized gains	(3.95)		—		—		—		—
Total distributions	(3.95)		—		—		—		—
Net asset value, end of year	$52.48		$40.40		$36.24		$42.75		$33.24
Total return (2)	40.99%		11.48%		(15.25)%		28.61%		17.57%
Net assets, at end of year (000s)	$1,548		$1,166		$1,175		$1,554		$1,262
Ratio of gross expenses to average net assets (3)(4)	2.71%		2.88%		2.77%		2.74%		2.81%
Ratio of net expenses to average net assets after waiver (4)	2.71%		2.88%		2.77%		2.74%		2.73%
Ratio of net investment loss to average net assets (4)(5)	(1.92)%		(2.10)%		(1.83)%		(1.82)%		(1.43)%
Portfolio Turnover Rate	21	% (6)	119	% (6)	50	% (6)	11	% (6)	150%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	In-kind transactions are not included in calculation of turnover.

See accompanying notes to financial statements.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2021

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). These financial statements include the following series: Empiric 2500 Fund, formerly the Empiric Core Equity Fund, (the “Fund”). The Trust currently consists of thirty-eight series. The Fund is a separate diversified series of the Trust. Empiric Advisors, Inc. (the “Advisor”), acts as the investment advisor to the Fund. The Fund’s Class A shares commenced operations on November 6, 1995. The Fund’s Class C shares commenced operations on October 7, 2005. Prior to October 7, 2005, the shares of the Fund had no specific class designation. As of that date, all of the then outstanding shares were redesignated as Class A shares. The Fund’s investment objective is to achieve capital appreciation.

The Fund offers two classes of shares: Class A and Class C shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services - Investment Companies, including FASB Accounting Standards Update ASU (“ASU”) 2013-08.

a)       Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “Underlying Funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the Underlying Funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board of Trustees of the Trust (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2021, for the Fund’s assets and liabilities measured at fair value:

Assets

Security Classifications (a)	Level 1	Level 2	Level 3	Totals
Common Stocks	$29,709,666	$—	$—	$29,709,666
Real Estate Investment Trusts	296,891	—	—	296,891
Total	$30,006,557	$—	$—	$30,006,557

(a)	As of and during the year ended September 30, 2021, the Fund held no securities that were considered to be “Level 3” securities. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

b)      Federal Income Tax – As of and during the year ended September 30, 2021, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of September 30, 2021, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years September 30, 2018 - September 30, 2020 or expected to be taken in the Fund’s September 30, 2021 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. federal, Ohio and foreign jurisdictions. No examination of the Fund’s tax returns is presently in progress.

c)      Distribution to Shareholders – Distributions of net investment income and capital gains to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date and are distributed on an annual basis.

d)      Multiple Class Allocations – Income, non-class specific expenses and realized or unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

e)      Other – Investment and shareholder transactions are recorded on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on debt securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)       Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

g)       Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

h)      Sales charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended September 30, 2021, there were no CDSC fees paid.

i)        Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates as such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

j)       Security Loans – The Fund has entered into a securities lending agreement with U.S. Bank National Association as of October 2018, and previously with Huntington National Bank. The Fund receives compensation in the form of fees, or retains a portion of interest on the investment of any cash received as collateral. The cash collateral is invested in short-term investments. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% of market value plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the Fund is indemnified for such losses by the security lending agent. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

The Fund receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. There were no securities on loan as of September 30, 2021. The Fund is not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The income earned by the Fund on investments of cash collateral received from borrowers for the securities loaned to them, if any was received, would be reflected in the Fund’s Statement of Operations.

(2)	INVESTMENT TRANSACTIONS

For the year ended September 30, 2021, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales (a)
$6,260,241	$10,561,638*

(a)	The Fund may participate in a liquidity program operated by ReFlow Fund, LLC (“ReFlow”). The program is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the Fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the Fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the Fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of the other sources of liquidity, such as the Fund’s short-term lending arrangement or the costs of selling portfolio securities to meet

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting shares of the Fund. The Fund will waive any redemption fee with respect to redemptions by ReFlow. When covering net sales for the Fund, ReFlow normally utilizes Redemptions In-Kind. During the year ended September 30, 2021, the Fund utilized ReFlow. ReFlow subscribed 38,650.52 shares of the Fund during the period. The resulting fee is recorded in other expenses on the Statement of Operations.

*	Proceeds from sales include $2,255,614 from redemptions in-kind sales.

(3)	INVESTMENT MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Trust, with respect to the Fund, has entered into an investment advisory agreement (“Advisory Agreement“) with the Advisor, pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.00% of the average daily net assets of the Fund. The Advisor pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Advisory Agreement) . The Advisor pays for all employees, office space and facilities required by it to provide services under the Advisory Agreement, with the exception of specific items of expense (as detailed in the Advisory Agreement). For the year ended September 30, 2021, investment advisory fees of $311,719 were incurred by the Fund.

The Advisor contractually agreed to reduce its management fee and/or reimburse the Fund so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, acquired fund fees and expenses, and extraordinary expenses, did not exceed 2.24% and 2.99% of Class A and Class C of the Fund’s average daily net assets through January 31, 2021. As of January 31, 2021, the agreement was not extended or renewed. For the year ended September 30, 2021, the Advisor waived management fees and/or reimbursed expenses in the amount of $0.

The Trust has entered into a management services agreement (“Management Services Agreement”) with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended September 30, 2021, the Fund incurred $36,186 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC (“AlphaCentric”), and Catalyst Capital Advisors LLC (“Catalyst”), and is not paid any fees directly by the Trust for serving in such capacities. AlphaCentric and Catalyst each serve as investment advisor to other series of the Trust.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Fund. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

Empiric Distributors, Inc. acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, Empiric Distributors received $0 in brokerage commissions from the Fund for the year ended September 30, 2021. Certain officers and/or employees of the Advisor have an affiliation with Empiric Distributors. For the year ended September 30, 2021, Empiric Distributors, an affiliated broker, received $0 in underwriter commissions from the sale of shares of the Empiric 2500 Fund.

Northern Lights Distributors, LLC, (“NLD”) or (“Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust. For the year ended September 30, 2021, NLD received $3,736 in underwriter commissions from the sale of Class A shares of the Empiric 2500 Fund, of which they kept $486.

Ultimus Fund Solutions, LLC (“UFS“), an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

Certain Officers of the Trust are also employees of UFS, and are not paid any fees directly by the Fund for serving in such capacity.

Pursuant to the Management Services Agreement, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset -based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. For the year ended September 30, 2021, the Fund incurred $20,022 for such fees.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse NLD and the Advisor for distribution related expenses.

(4)	TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $17,398,538 for the Empiric 2500 Fund and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$12,745,416
Unrealized depreciation:	(137,397)
Net unrealized appreciation:	$12,608,019

The tax character of fund distributions paid for the year ended September 30, 2021 was as follows:

Fiscal Year Ended
September 30, 2021
Ordinary Income	$—
Long-Term Capital Gain	2,076,617
Return of Capital	—
$2,076,617

The Fund did not have distributions for the year ended September 30, 2020.

As of September 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings
$—	$155,082	$(323,799)	$—	$—	$12,608,019	$12,439,302

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for C-Corporation return of capital distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $323,799.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

Permanent book and tax differences, primarily attributable to net operating losses and adjustments for redemptions in-kind, resulted in reclassification for the year ended September 30, 2021 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$1,058,713	$(1,058,713)

(5)	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Empiric 2500 Fund and

Board of Trustees of Mutual Fund Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Empiric 2500 Fund (“the Fund”), a series of Mutual Fund Series Trust, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the year ended September 30, 2017, were audited by other auditors whose report dated November 28, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 19, 2021

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Empiric 2500 Fund
ADDITIONAL INFORMATION (Unaudited)
September 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended September 30, 2021, the Board and the Trust’s Liquidity Risk Management Program Committee (the ” Committee”) reviewed the Fund’s investments and they determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Empiric 2500 Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2021

As a shareholder of the Empiric 2500 Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Empiric 2500 Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/21	9/30/21	4/1/21 – 9/30/21	4/1/21 – 9/30/21
Class A	$1,000.00	$1,010.30	$9.88	1.96%
Class C	1,000.00	1,006.50	13.63	2.71%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/21	9/30/21	4/1/21 – 9/30/21	4/1/21 – 9/30/21
Class A	$1,000.00	$1,015.24	$9.90	1.96%
Class C	1,000.00	1,011.48	13.66	2.71%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

Empiric 2500 Fund
ADDITIONAL INFORMATION (Unaudited)
September 30, 2021

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

Empiric 2500 Fund
TRUSTEES AND OFFICERS (Unaudited)
September 30, 2021

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC & affiliates, a real estate/investment firm, since 1999. Managing Member of PTL Real Estate LLC, 2000-2019; Managing Member of Bear Properties, LLC, a real estate firm, since 2006.	52	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016; Trustee of M3Sixty Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	38	Trustee of Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Retired Faculty Member Technical Career Institutes, from 1991 to 2017.	38	Trustee of Variable Insurance Trust since 2010

Empiric 2500 Fund
TRUSTEES AND OFFICERS (Unaudited) (Continued)
September 30, 2021

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board and President	Trustee since 7/2006; President since 2/2012	President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012- present; Managing Member, MFund Services LLC, 1/2012 – Present; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	38	Variable Insurance Trust since 2010

Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017. Manager -Fund Administration, Gemini Fund Services, LLC, 2012- 2017.	N/A	N/A

Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director of Compliance Services, MFund Services LLC since 5/2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC and Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021. Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

****	The Fund’s SAI includes additional information about the Trustees and is available, free of charge, by calling toll-free 1-888-839-7424.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

This Page Intentionally Left Blank.

Mutual Fund Series Trust
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

ADVISOR
Empiric Advisors, Inc.
500 N. Capital of Texas Highway
Building 8, Suite 150
Austin, TX 78746

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

DISTRIBUTOR
Northern Lights Distributors, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue,
Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank
1555 N. Rivercenter Dr.
Milwaukee, WI 53212

EMPAR-21

(b)        Not applicable

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2021	2020
Empiric 2500 Fund	11,000	10,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2021	2020
Empiric 2500 Fund	2,600	2,500

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2021 and 2020 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2021 and 2020 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)    There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

ITEM 13. EXHIBITS

(1)    Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: December 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: December 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: December 7, 2021